Properties And Equipment	12 Months Ended
Dec. 31, 2014
Properties And Equipment [Abstract]
Properties And Equipment

12.Properties and Equipment

A summary of properties and equipment follows (in thousands):

	December 31,
	2014	2013
Land	$4,261	$1,392
Buildings	61,401	52,328
Transportation equipment	26,904	20,381
Machinery and equipment	77,273	71,121
Computer software	51,564	49,110
Furniture and fixtures	66,248	71,167
Projects under development	3,420	8,006
Total properties and equipment	291,071	273,505
Less accumulated depreciation	(185,735)	(180,550)
Net properties and equipment	$105,336	$92,955

The net book value of computer software at December 31, 2014 and 2013, was $10.5 million and $12.2 million, respectively.  Depreciation expense for computer software was $4.4 million, $3.9 million and $4.3 million for the years ended December 31, 2014, 2013 and 2012, respectively.